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                                                                   EXHIBIT 10.35




                        AMENDMENT TO EMPLOYMENT AGREEMENT




         The EMPLOYMENT AGREEMENT dated May 1, 2003, between PALL CORPORATION, a New York corporation (the "Company") and Andrew Denver ("Executive"), as the same may have heretofore been amended to substitute the Company's 2004 Executive Incentive Bonus Plan for the 2001 Executive Incentive Bonus Plan as an attachment thereto (said Employment Agreement as the same may have been so amended being hereinafter called "the Employment Agreement"), is hereby amended as follows:

         WHEREAS, Section 3(b) of the Employment Agreement provides for a bonus to Executive computed under the 2004 Executive Incentive Bonus Plan adopted by the Company in 2003, a copy of which is annexed to and incorporated by reference into the Agreement (the "Original 2004 Bonus Plan"), and

         WHEREAS, by action of the Compensation Committee of the Board of Directors on January 18, 2006 the Original 2004 Bonus Plan was amended in certain respects so that the amended Bonus Plan should be substituted for the Original 2004 Bonus Plan as the attachment to the Employment Agreement, and

         WHEREAS, none of said amendments will decrease or diminish the amount of the bonus which Executive is entitled to receive under the Employment Agreement and accordingly this Amendment may be made by the Company without execution by Executive,

         NOW, THEREFORE, the Employment Agreement is hereby amended, effective for the Company's fiscal year ending July 31, 2006 and subsequent fiscal years, by substituting the 2004 Executive Incentive Bonus Plan in the form annexed hereto for the Original 2004 Bonus Plan for all purposes of the Employment Agreement.

                                      PALL CORPORATION



Dated: May 3, 2006
                                      By:  /s/ MARCUS WILSON
                                               --------------------------------
                                               Marcus Wilson
                                               President